UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2017

Annual Report

to Shareholders

Deutsche Select Alternative Allocation Fund

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
11	Portfolio Summary
12	Investment Portfolio
14	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights

24	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
35	Information About Your Fund’s Expenses
37	Tax Information
38	Advisory Agreement Board Considerations and Fee Evaluation
43	Board Members and Officers
48	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, floating rate loan risk, volatility in commodity prices, infrastructure and high-yield debt securities, market direction risk (market advances when short, market declines when long), short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. See the prospectus for additional risks and specific details regarding the fund’s risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Select Alternative Allocation Fund

Letter to Shareholders

Dear Shareholder:

With the economy in its third-longest expansion on record, signals such as overheating or inflation pressures — traditional signals for the potential of a sharp slowdown or recession — are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated and unlikely to impact growth before 2018.

Against this backdrop, the financial markets remain generally upbeat, encouraged by a more positive global cycle with fewer downside risks. Even a shift in monetary policy, with some central banks raising short-term interest rates and others expected to do so before long, has been taken in stride. People seem to view the policy change as a healthy response to an improved outlook.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Select Alternative Allocation Fund	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 10 for more complete performance information.

Portfolio management utilizes a strategic asset allocation process to determine the non-traditional or alternative asset classes and investment strategies that should be represented in the fund’s portfolio. Such asset categories and investment strategies may include market neutral, inflation-protection, commodities, real estate, floating-rate loans, infrastructure, emerging markets and other alternative strategies. Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes.

Deutsche Select Alternative Asset Allocation Fund returned 4.08% in the 12-month period ended August 31, 2017, outperforming the 0.49% return of the Bloomberg Barclays U.S. Aggregate Bond Index but lagging the 9.68% gain of the blended benchmark. The blended benchmark, which does not include alternative assets, is made up of the Morgan Stanley Capital International (MSCI) World Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%). The fund outpaced the 3.54% average return of the funds in its Morningstar category, Multialternative.

The strong showing for higher-risk assets proved to be the headline event for the financial markets in the past 12 months. Improving growth in the United States, signs of an recovery in Europe and a firming of economic data in China led to an increased appetite for risk among investors and contributed to a powerful rally in global equities. This favorable backdrop also provided a lift to higher-yielding, credit-sensitive areas of the bond market. However, asset classes with greater interest-rate sensitivity generally lagged due to the acceleration in economic growth and the U.S. Federal Reserve’s decision to raise rates three times during the course of the period.

4	Deutsche Select Alternative Allocation Fund

Fund Performance

Among the fund’s various allocations, the SPDR Bloomberg Barclays Convertible Securities ETF made the largest contribution to performance. Convertible bonds benefited from the gains in global equities and the hearty demand for income-producing assets. The fund has been a robust contributor since it was first added to the portfolio in September 2011, and we continue to see convertibles as a way to generate income with a lower degree of interest-rate risk than bonds.

The fund’s positions in emerging-market bonds was a further plus. The asset class produced a healthy gain and comfortably outpaced investment-grade bonds thanks to the combination of stronger growth in the emerging markets and investors’ appetite for higher-risk, higher-yielding market segments. Our investments in VanEck Vectors JPMorgan EM Local Currency Bond ETF and WisdomTree Emerging Markets Local Debt Fund, which capitalized on the rallies in both emerging-market bonds and currencies, also performed very well. A position in Deutsche Enhanced Emerging Markets Fixed Income Fund produced a positive return as well, albeit one that was somewhat lower than the two ETFs due to the portfolio’s smaller degree of foreign-currency exposure.

“In determining the fund’s allocations, our general approach was to emphasize higher-beta and credit-sensitive asset categories while striving to maintain a low degree of interest-rate risk.“

Improving credit conditions also contributed to a positive showing for our position in Deutsche Floating Rate Fund. Floating-rate bonds were boosted by the general strength in lower-rated corporate issues and their ability to benefit from rising short-term interest rates.

Our allocation to infrastructure stocks, which we achieved through a position in Deutsche Global Infrastructure Fund, was also a notable contributor. The asset class performed poorly in the second half of 2016 due to concerns about rising interest rates, falling oil prices and strength in the U.S. dollar. However, the category bounced back nicely in 2017 amid signs of strengthening global growth, a downturn in U.S. Treasury yields and a reversal in the dollar. We continue to view infrastructure stocks as an attractive way to gain exposure to the global equity markets due to their steady revenues, above-average income and potential to benefit from the expanding need for infrastructure to serve the world’s growing population.

Deutsche Select Alternative Allocation Fund	5

On the negative side, the fund’s position in Deutsche Global Inflation Fund, which invests in inflation-protected securities, produced a slightly positive return but detracted from relative performance. Both current inflation and expectations for future inflation remained persistently low, dampening demand for inflation-protected securities relative to other areas of the bond market.

Similarly, the fund’s allocation to commodities — which it achieved through Deutsche Enhanced Commodity Strategy Fund — finished with a slight gain but was a drag on returns relative to the benchmark. Broad-based commodity indices generally moved lower due in largely their poor showing in the February-June interval, with the weakness primarily the result of larger-than-expected supplies in the oil market. Despite their uneven performance of the past year, we view commodities as an essential component of an alternative-assets portfolio.

As was the case with infrastructure stocks, our positions in real estate investment trusts (REITs) performed poorly early in the period before recovering from December onward. The rally, which was driven by falling U.S. Treasury yields, the improving health of the world property markets and investors’ continued preference for income, aided results in the second half of the period. The advance was not sufficient to offset the earlier downturn, however, causing our allocation to REITs to detract over the full 12 months.

Outlook and Positioning

We made only small adjustments to the fund’s holdings throughout the course of the year, as we believed the portfolio was appropriately positioned for the backdrop of accelerating global growth. Our most significant move was to remove Deutsche Diversified Market Neutral Fund, which closed on the final day of November 2016. We redeployed the bulk of the proceeds from the sale into convertible bonds and floating-rate notes. We retained a minor, but above-average, weighting in cash at the close of the period, but we continued to conduct research to identify potentially attractive investments with low correlations to the broader financial markets.

In determining the fund’s allocations, our general approach was to emphasize higher-beta and credit-sensitive asset categories while striving to maintain a low degree of interest-rate risk. The Fed is expected to enact further interest-rate hikes, and it has stated its intention to begin reducing the size of its balance sheet. Further, major overseas central banks have indicated that they may start to tighten policy if economic growth remains on a favorable track. We believe these factors make the case for higher-yielding and economically market segments over those with more direct interest-rate exposure.

6	Deutsche Select Alternative Allocation Fund

More broadly speaking, we continue to run a portfolio that can provide investors with well-diversified exposure to the alternative asset classes, with an emphasis on areas that can help the fund achieve competitive results over a multi-year period. As always, we are closely watching factors such as central bank policy, inflation trends and commodity demand, among many others, in an effort to maximize return potential and/or reduce risk. We believe this approach offers a continued source of diversification for those who are primarily invested in the traditional asset classes.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

–	Joined Deutsche Asset Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

–	Portfolio Manager for the Quantitative Group: New York.

–	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

–	Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

–	Portfolio Manager: New York.

–	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage securities, asset-backed securities and commercial mortgage-backed securities.

The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,652 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Morningstar Multialternative category consists of funds that offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies.

An exchange-traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange.

Inflation-protected securities are types of fixed-income investments that offer a nominal return plus the inflation rate.

Diversification neither assures a profit nor guarantees against a loss.

Deutsche Select Alternative Allocation Fund	7

Performance Summary	August 31, 2017 (Unaudited)

Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	4.08%	2.02%	4.05%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–1.90%	0.82%	3.36%
MSCI World Index†	16.19%	11.10%	8.08%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.49%	2.19%	4.44%
Blended Index†	9.68%	7.59%	7.04%

Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/17
Unadjusted for Sales Charge	3.20%	1.23%	3.25%
Adjusted for the Maximum Sales Charge (max 1.00% load)	3.20%	1.23%	3.25%
MSCI World Index†	16.19%	11.10%	8.08%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.49%	2.19%	4.44%
Blended Index†	9.68%	7.59%	7.04%

Class R	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/17
No Sales Charges	3.78%	1.70%	1.83%
MSCI World Index†	16.19%	11.10%	8.08%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.49%	2.19%	4.44%
Blended Index†	9.68%	7.59%	7.04%

Class R6		1-Year	Life of Class**
Average Annual Total Returns as of 8/31/17
No Sales Charges		4.33%	1.14%
MSCI World Index†		16.19%	6.53%
Bloomberg Barclays U.S. Aggregate Bond Index†		0.49%	2.51%
Blended Index†		9.68%	5.06%

8	Deutsche Select Alternative Allocation Fund

Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/17
No Sales Charges	4.18%	2.18%	4.25%
MSCI World Index†	16.19%	11.10%	8.08%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.49%	2.19%	4.44%
Blended Index†	9.68%	7.59%	7.04%

Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 8/31/17
No Sales Charges	4.28%	2.30%	4.33%
MSCI World Index†	16.19%	11.10%	8.08%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.49%	2.19%	4.44%
Blended Index†	9.68%	7.59%	7.04%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2016 are 1.82%, 2.57%, 2.19%, 1.50%, 1.64% and 1.55% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of the Deutsche Select Alternative Allocation Fund during such periods have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Deutsche Select Alternative Allocation Fund	9

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	The Fund commenced operations on October 1, 2008.

**	Class R6 shares commenced operations on December 1, 2014.

†	The Morgan Stanley Capital International (MSCI) World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,652 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage securities, asset-backed securities and commercial mortgage-backed securities.

The Blended Index consists of 60% in the MSCI World Index and 40% in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
8/31/17	$10.93	$10.88	$10.97	$10.94	$10.93	$10.93
8/31/16	$10.81	$10.77	$10.84	$10.83	$10.82	$10.82
Distribution Information as of 8/31/17
Income Dividends, Twelve Months	$.30	$.22	$.27	$.34	$.32	$.33

10	Deutsche Select Alternative Allocation Fund

Portfolio Summary	(Unaudited)

Sector Allocation* (As a % of Investment Portfolio excluding Cash Equivalents)	8/31/17	8/31/16
Real Asset	36%	32%
Deutsche Enhanced Commodity Strategy Fund	15%	13%
Deutsche Global Infrastructure Fund	13%	10%
Deutsche Real Estate Securities Fund	7%	6%
Deutsche Global Real Estate Securities Fund	1%	3%

Fixed Income — Nontraditional	30%	32%
Deutsche Enhanced Emerging Markets Fixed Income Fund	16%	14%
VanEck Vectors JPMorgan EM Local Currency Bond ETF	8%	7%
SPDR Bloomberg Barclays Convertible Securities ETF	4%	9%
WisdomTree Emerging Markets Local Debt Fund	2%	2%

Fixed Income — Real-Return	29%	20%
Deutsche Global Inflation Fund	18%	15%
Deutsche Floating Rate Fund	11%	5%

Absolute Return	—	10%
Deutsche Diversified Market Neutral Fund	—	10%

Opportunistic	5%	6%
Deutsche X-Trackers USD High Yield Corporate Bond ETF	5%	—
PowerShares DB U.S. Dollar Index Bullish Fund	—	3%
iShares 0–5 Year High Yield Corporate Bond ETF	—	3%
	100%	100%

*	During the periods indicated, asset categories and investment strategies represented in the fund’s portfolio fell into the following general themes; Real Asset, Fixed Income — Nontraditional, Fixed Income — Real Return, Absolute Return and Opportunistic. Real asset investments have a tangible or physical aspect such as real estate or commodities. Fixed income — nontraditional investments seek to provide diversification but may not be held in traditional portfolios. Fixed income — real return investments seek to provide a measure of inflation protection. Absolute return is the return, expressed as a percentage, which an asset achieves over a certain period of time. Opportunistic captures any holding not in the four other categories and generally reflects tactical (i.e., short-term) rather than strategic holdings.

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 48 for contact information.

Deutsche Select Alternative Allocation Fund	11

Investment Portfolio	as of August 31, 2017

	Principal Amount ($)	Value ($)
Mutual Fund 75.5%
Deutsche Enhanced Commodity Strategy Fund “Institutional” (a)	2,152,806	24,455,877
Deutsche Enhanced Emerging Markets Fixed Income Fund “Institutional” (a)	2,560,733	24,890,328
Deutsche Floating Rate Fund “Institutional” (a)	2,145,522	17,786,377
Deutsche Global Inflation Fund “Institutional”* (a)	2,836,085	29,296,756
Deutsche Global Infrastructure Fund “Institutional” (a)	1,328,271	20,163,156
Deutsche Global Real Estate Securities Fund “Institutional” (a)	190,293	1,748,792
Deutsche Real Estate Securities Fund “Institutional” (a)	525,268	10,957,084
Total Mutual Fund (Cost $118,306,527)		129,298,370

Exchange-Traded Funds 18.3%
Deutsche X-Trackers USD High Yield Corporate Bond ETF (a)	169,845	8,709,652
SPDR Bloomberg Barclays Convertible Securities ETF	108,678	5,544,752
VanEck Vectors JPMorgan EM Local Currency Bond ETF	677,061	13,141,754
WisdomTree Emerging Markets Local Debt Fund	99,773	3,867,201
Total Exchange-Traded Funds (Cost $29,260,559)		31,263,359

Cash Equivalents 6.6%
Deutsche Central Cash Management Government Fund, 1.06% (a) (b) (Cost $11,296,179)	11,296,179	11,296,179

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $158,863,265)	100.4	171,857,908
Other Assets and Liabilities, Net	(0.4)	(673,143)

Net Assets	100.0	171,184,765

*	Non-income producing security.

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b)	The rate shown is the annualized seven-day yield at period end.

EM: Emerging Markets

SPDR: Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

12	Deutsche Select Alternative Allocation Fund

A summary of the Fund’s transactions with affiliated Underlying Deutsche Funds during the year ended August 31, 2017 are as follows:

Value ($) at 8/31/2016	Purchases Cost ($)	Sales Pro- ceeds ($)	Realized Gain/ (Loss) ($)	Change in Unrealized Appreci- ation (Depreci- ation) ($)	Income Distri- butions ($)	Capital Gain Distri- butions ($)	Value ($) at 8/31/2017
Affiliate:
Deutsche Diversified Market Neutral Fund
24,581,693	—	24,631,092	(2,186,424)	2,235,823	—	—	—
Deutsche Enhanced Commodity Strategy Fund
29,721,807	5,955,113	9,251,500	(3,064,028)	1,094,485	2,155,112	—	24,455,877
Deutsche Enhanced Emerging Markets Fixed Income Fund
33,566,926	6,401,679	15,318,604	(1,186,685)	1,427,012	1,178,075	—	24,890,328
Deutsche Floating Rate Fund
12,313,063	11,136,880	5,433,444	(109,034)	(121,088)	823,936	—	17,786,377
Deutsche Global Inflation Fund
35,576,817	—	6,423,000	68,410	74,529	—	—	29,296,756
Deutsche Global Infrastructure Fund
24,270,848	335,507	5,772,000	2,222,505	(893,704)	335,508	—	20,163,156
Deutsche Global Real Estate Securities Fund
7,299,257	87,320	5,197,000	2,424,749	(2,865,534)	87,320	—	1,748,792
Deutsche Real Estate Securities Fund
14,435,594	1,449,360	3,303,887	(288,443)	(1,335,540)	349,751	1,071,722	10,957,084
Deutsche X-Trackers USD High Yield Corporate Bond ETF
—	8,624,053	—	—	85,599	—	—	8,709,652
Deutsche Central Cash Management Government Fund
3,417,246	101,208,139	93,329,206	—	—	45,528	—	11,296,179
Total:
185,183,251	135,198,051	168,659,733	(2,118,950)	(298,418)	4,975,230	1,071,722	149,304,201

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2017 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$129,298,370	$—	$—	$129,298,370
Exchange-Traded Funds	31,263,359	—	—	31,263,359
Short-Term Investments	11,296,179	—	—	11,296,179
Total	$171,857,908	$—	$—	$171,857,908

There have been no transfers between fair value measurement levels during the year ended August 31, 2017.

Deutsche Select Alternative Allocation Fund	13

Statement of Assets and Liabilities

as of August 31, 2017

Assets
Investments in affiliated Underlying Funds, at value (cost $138,226,759)	$149,304,201
Investments in non-affiliated Underlying Funds, at value (cost $20,636,506)	22,553,707
Receivable for Fund shares sold	102,246
Interest receivable	6,731
Other assets	40,001
Total assets	172,006,886

Liabilities
Payable for Fund shares redeemed	322,201
Accrued Trustees’ fees	3,826
Other accrued expenses and payables	496,094
Total liabilities	822,121
Net assets, at value	$171,184,765

Net Assets Consist of
Undistributed net investment income	2,095,485
Net unrealized appreciation (depreciation) on investments	12,994,643
Accumulated net realized gain (loss)	(8,144,718)
Paid-in capital	164,239,355
Net assets, at value	$171,184,765

The accompanying notes are an integral part of the financial statements.

14	Deutsche Select Alternative Allocation Fund

Statement of Assets and Liabilities as of August 31, 2017 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($22,623,606 ÷ 2,070,297 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$10.93
Maximum offering price per share (100 ÷ 94.25 of $10.93)	$11.60
Class C
Net Asset Value, offering and redemption price per share ($15,428,496 ÷ 1,417,651 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$10.88
Class R
Net Asset Value, offering and redemption price per share ($1,676,225 ÷ 152,845 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$10.97
Class R6
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($127,342 ÷ 11,642 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$10.94
Class S
Net Asset Value, offering and redemption price per share ($120,802,544 ÷ 11,057,008 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$10.93
Institutional Class
Net Asset Value, offering and redemption price per share ($10,526,552 ÷ 963,110 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$10.93

The accompanying notes are an integral part of the financial statements.

Deutsche Select Alternative Allocation Fund	15

Statement of Operations

for the year ended August 31, 2017

Investment Income
Income:
Dividends	$1,851,995
Income distributions from affiliated Underlying Funds	4,975,230
Other income	8,592
Total income	6,835,817
Expenses:
Administration fee	202,353
Services to shareholders	276,144
Distribution and service fees	419,129
Custodian fee	15,950
Professional fees	190,122
Reports to shareholders	190,890
Registration fees	84,629
Trustees’ fees and expenses	12,730
Other	12,424
Total expenses before expense reductions	1,404,371
Expense reductions	(2,461)
Total expenses after expense reductions	1,401,910
Net investment income	5,433,907

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	(2,118,950)
Sale of non-affiliated Underlying Funds	3,291,810
Capital gain distributions from affiliated Underlying Funds	1,071,722
2,244,582
Change in net unrealized appreciation (depreciation) on:
Affiliated Underlying Funds	(298,418)
Non-affiliated Underlying Funds	(479,336)
(777,754)
Net gain (loss)	1,466,828
Net increase (decrease) in net assets resulting from operations	$6,900,735

The accompanying notes are an integral part of the financial statements.

16	Deutsche Select Alternative Allocation Fund

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2017	2016

Operations:
Net investment income	$5,433,907	$5,797,775
Net realized gain (loss)	2,244,582	(3,912,130)
Change in net unrealized appreciation (depreciation)	(777,754)	6,613,193
Net increase (decrease) in net assets resulting from operations	6,900,735	8,498,838
Distributions to shareholders from:
Net investment income:
Class A	(4,257,618)	(5,989,828)
Class C	(407,026)	(523,632)
Class R	(40,748)	(43,802)
Class R6	(6,651)	(2,492)
Class S	(1,237,671)	(1,415,042)
Institutional Class	(144,639)	(297,915)
Total distributions	(6,094,353)	(8,272,711)
Fund share transactions:
Proceeds from shares sold	132,987,690	33,280,417
Reinvestment of distributions	6,089,689	8,266,494
Payments for shares redeemed	(210,344,898)	(195,293,254)
Net increase (decrease) in net assets from Fund share transactions	(71,267,519)	(153,746,343)
Increase (decrease) in net assets	(70,461,137)	(153,520,216)
Net assets at beginning of period	241,645,902	395,166,118
Net assets at end of period (including undistributed net investment income of $2,095,485 and $2,557,545, respectively)	$171,184,765	$241,645,902

The accompanying notes are an integral part of the financial statements.

Deutsche Select Alternative Allocation Fund	17

Financial Highlights

	Years Ended August 31,
Class A	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.81	$10.67	$11.84	$11.00	$11.30
Income (loss) from investment operations:
Net investment income[a]	.36	.21	.27	.19	.22
Net realized and unrealized gain (loss)	.06	.21	(1.10)	.88	(.22)
Total from investment operations	.42	.42	(.83)	1.07	(.00 )*
Less distributions from:
Net investment income	(.30)	(.28)	(.34)	(.21)	(.28)
Net realized gains	—	—	—	(.02)	(.02)
Total distributions	(.30)	(.28)	(.34)	(.23)	(.30)
Net asset value, end of period	$10.93	$10.81	$10.67	$11.84	$11.00
Total Return (%)[b,d]	4.08	4.13 [c]	(7.13)	9.86	(.04)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	168	286	424	491
Ratio of expenses before expense reductions (%)[e]	.63	.56	.53	.52	.53
Ratio of expenses after expense reductions (%)[e]	.63	.56	.53	.52	.53
Ratio of net investment income (%)	3.39	2.00	2.35	1.65	1.97
Portfolio turnover rate (%)	20	34	25	29	32

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e]	The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

*	Amount is less than $(.005).

18	Deutsche Select Alternative Allocation Fund

	Years Ended August 31,
Class C	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.77	$10.62	$11.79	$10.95	$11.25
Income (loss) from investment operations:
Net investment income[a]	.20	.13	.18	.10	.13
Net realized and unrealized gain (loss)	.13	.22	(1.10)	.89	(.22)
Total from investment operations	.33	.35	(.92)	.99	(.09)
Less distributions from:
Net investment income	(.22)	(.20)	(.25)	(.13)	(.19)
Net realized gains	—	—	—	(.02)	(.02)
Total distributions	(.22)	(.20)	(.25)	(.15)	(.21)
Net asset value, end of period	$10.88	$10.77	$10.62	$11.79	$10.95
Total Return (%)[b,d]	3.20	3.43 [c]	(7.90)	9.06	(.84)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	22	32	46	48
Ratio of expenses before expense reductions (%)[e]	1.47	1.31	1.29	1.28	1.29
Ratio of expenses after expense reductions (%)[e]	1.47	1.31	1.29	1.28	1.28
Ratio of net investment income (%)	1.89	1.20	1.58	.90	1.19
Portfolio turnover rate (%)	20	34	25	29	32

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e]	The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Deutsche Select Alternative Allocation Fund	19

	Years Ended August 31,
Class R	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.84	$10.71	$11.88	$11.04	$11.26
Income (loss) from investment operations:
Net investment income[a]	.24	.15	.20	.15	.13
Net realized and unrealized gain (loss)	.16	.23	(1.06)	.89	(.17)
Total from investment operations	.40	.38	(.86)	1.04	(.04)
Less distributions from:
Net investment income	(.27)	(.25)	(.31)	(.18)	(.16)
Net realized gains	—	—	—	(.02)	(.02)
Total distributions	(.27)	(.25)	(.31)	(.20)	(.18)
Net asset value, end of period	$10.97	$10.84	$10.71	$11.88	$11.04
Total Return (%)[b,c]	3.78	3.71	(7.41)	9.54	(.36)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	2	1	.415
Ratio of expenses before expense reductions (%)[d]	1.16	.93	.89	.93	.98
Ratio of expenses after expense reductions (%)[d]	1.02	.93	.83	.84	.79
Ratio of net investment income (%)	2.27	1.42	1.80	1.28	1.19
Portfolio turnover rate (%)	20	34	25	29	32

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d]	The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

20	Deutsche Select Alternative Allocation Fund

	Years Ended August 31,		Period Ended
Class R6	2017	2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$10.83	$10.67	$11.67
Income (loss) from investment operations:
Net investment income[b]	.29	.23	.22
Net realized and unrealized gain (loss)	.16	.23	(.83)
Total from investment operations	.45	.46	(.61)
Less distributions from:
Net investment income	(.34)	(.30)	(.39)
Net realized gains	—	—	—
Total distributions	(.34)	(.30)	(.39)
Net asset value, end of period	$10.94	$10.83	$10.67
Total Return (%)[d]	4.33	4.54 [c]	(5.41	)c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	127	95	9
Ratio of expenses before expense reductions (%)[e]	.40	.24	.37	*
Ratio of expenses after expense reductions (%)[e]	.40	.24	.33	*
Ratio of net investment income (%)	2.68	2.24	2.57	*
Portfolio turnover rate (%)	20	34	25	[f]

[a]	For the period from December 1, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[e]	The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f]	Represents the Fund’s portfolio turnover for the year ended August 31, 2015.

*	Annualized

**	Not annualized

Deutsche Select Alternative Allocation Fund	21

	Years Ended August 31,
Class S	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.82	$10.67	$11.84	$11.00	$11.31
Income (loss) from investment operations:
Net investment income[a]	.23	.22	.29	.21	.23
Net realized and unrealized gain (loss)	.20	.23	(1.10)	.88	(.22)
Total from investment operations	.43	.45	(.81)	1.09	.01
Less distributions from:
Net investment income	(.32)	(.30)	(.36)	(.23)	(.30)
Net realized gains	—	—	—	(.02)	(.02)
Total distributions	(.32)	(.30)	(.36)	(.25)	(.32)
Net asset value, end of period	$10.93	$10.82	$10.67	$11.84	$11.00
Total Return (%)[c]	4.18	4.41 [b]	(6.98)	10.02	.05 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121	44	59	87	102
Ratio of expenses before expense reductions (%)[d]	.60	.38	.36	.36	.40
Ratio of expenses after expense reductions (%)[d]	.60	.38	.36	.36	.38
Ratio of net investment income (%)	2.13	2.13	2.54	1.83	2.02
Portfolio turnover rate (%)	20	34	25	29	32

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d]	The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

22	Deutsche Select Alternative Allocation Fund

	Years Ended August 31,
Institutional Class	2017	2016	2015	2014	2013

Selected Per Share Data
Net asset value, beginning of period	$10.82	$10.67	$11.85	$11.02	$11.32
Income (loss) from investment operations:
Net investment income[a]	.24	.26	.28	.22	.25
Net realized and unrealized gain (loss)	.20	.20	(1.08)	.88	(.21)
Total from investment operations	.44	.46	(.80)	1.10	.04
Less distributions from:
Net investment income	(.33)	(.31)	(.38)	(.25)	(.32)
Net realized gains	—	—	—	(.02)	(.02)
Total distributions	(.33)	(.31)	(.38)	(.27)	(.34)
Net asset value, end of period	$10.93	$10.82	$10.67	$11.85	$11.02
Total Return (%)[c]	4.28	4.51	(6.92)	10.16 [b]	.28 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	5	16	15	11
Ratio of expenses before expense reductions (%)[d]	.51	.29	.27	.23	.24
Ratio of expenses after expense reductions (%)[d]	.51	.29	.27	.22	.16
Ratio of net investment income (%)	2.24	2.47	2.50	1.89	2.19
Portfolio turnover rate (%)	20	34	25	29	32

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds’ expenses.

[d]	The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Deutsche Select Alternative Allocation Fund	23

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Select Alternative Allocation Fund (the “Fund”) is a diversified series of Deutsche Market Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the “Underlying Deutsche Funds”) and non-affiliated exchange-traded funds (“Non-affiliated ETFs”). Non-affiliated ETFs and Underlying Deutsche Funds are collectively referred to as “Underlying Funds.” Each Underlying Deutsche Fund’s accounting policies and investment holdings are outlined in the Underlying Deutsche Funds’ financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards

24	Deutsche Select Alternative Allocation Fund

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the mutual fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade, and are categorized as Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $2,122,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,056,000) and long-term losses ($66,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and,

Deutsche Select Alternative Allocation Fund	25

therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and tax character of capital gain distributions from Underlying Funds. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2017, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$2,137,486
Capital loss carryforwards	$(2,122,000)
Net unrealized appreciation (depreciation) on investments	$6,971,762

At August 31, 2017, the aggregate cost of investments for federal income tax purposes was $164,886,146. The net unrealized appreciation for all investments based on tax cost was $6,971,762. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $17,876,080 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $10,904,318.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2017	2016
Distributions from ordinary income*	$6,094,353	$8,272,711

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial

26	Deutsche Select Alternative Allocation Fund

reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Underlying Funds

During the year ended August 31, 2017, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $33,989,912 and $75,330,527, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding money market funds) aggregated $5,145,342 and $42,411,785, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund’s subadvisor. The Advisor has agreed not to be paid a management fee directly from the Fund for performing its services under the Investment Management Agreement. However, the Advisor will receive management fees from managing the Underlying Deutsche Funds in which the Fund invests.

The Fund does not invest in Underlying Deutsche Funds for the purpose of exercising management or control; however, investments may represent 5% or more of an Underlying Deutsche Funds’ outstanding shares. At August 31, 2017, the Fund held greater than 5% of the following Underlying Deutsche Funds’ outstanding shares: approximately 29% of Deutsche Global Inflation Fund and 22% of Deutsche Enhanced Emerging Markets Fixed Income Fund.

For the period from September 1, 2016 through September 30, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of certain classes as follows:

Class A	.72%
Class C	1.47%
Class R	.97%
Class R6	.47%
Class S	.57%
Institutional Class	.47%

Deutsche Select Alternative Allocation Fund	27

Effective October 1, 2016 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of certain classes as follows:

Class A	.64%
Class C	1.39%
Class R	.89%
Class R6	.39%
Class S	.49%
Institutional Class	.39%

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Deutsche Funds and Non-affiliated ETFs in which it is invested.

For the year ended August 31, 2017, fees waived and/or expenses reimbursed for Class R are $2,461.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2017, the Administration Fee was $202,353, of which $14,651 is unpaid.

Service Provider Fees. Deutsche AM Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended August 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2017
Class A	$1,910	$346
Class C	807	149
Class R	138	27
Class R6	72	14
Class S	1,454	351
Institutional Class	189	27
	$4,570	$914

28	Deutsche Select Alternative Allocation Fund

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, Deutsche AM Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended August 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2017
Class C	$138,094	$9,989
Class R	4,621	360
	$142,715	$10,349

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, Class C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2017	Annual Rate
Class A	$225,921	$14,093	.25%
Class C	45,889	9,932	.25%
Class R	4,604	1,103	.25%
	$276,414	$25,128

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2017 aggregated $727.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2017, the CDSC for the Fund’s Class C shares aggregated $339. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2017, DDI received $10 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2017, the

Deutsche Select Alternative Allocation Fund	29

amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,720, of which $6,390 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	430,385	$4,599,222	914,802	$9,589,265
Class C	48,106	510,007	102,894	1,074,564
Class R	82,416	883,698	100,802	1,065,973
Class R6	11,926	129,306	7,674	81,194
Class S	11,468,651	119,808,046	1,594,807	16,864,842
Institutional Class	669,598	7,057,411	429,027	4,604,579
		$132,987,690		$33,280,417

30	Deutsche Select Alternative Allocation Fund

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	410,649	$4,254,325	588,484	$5,984,880
Class C	39,250	407,026	51,437	523,632
Class R	3,911	40,748	4,282	43,802
Class R6	643	6,651	245	2,492
Class S	119,449	1,236,300	139,151	1,413,773
Institutional Class	13,975	144,639	29,322	297,915
		$6,089,689		$8,266,494

Shares redeemed
Class A	(14,293,870)	$(149,767,514)	(12,825,155)	$(134,109,416)
Class C	(726,002)	(7,699,775)	(1,141,129)	(11,934,234)
Class R	(165,675)	(1,767,316)	(41,140)	(433,121)
Class R6	(9,733)	(105,689)	—	—
Class S	(4,605,462)	(49,059,458)	(3,175,371)	(33,436,508)
Institutional Class	(182,493)	(1,945,146)	(1,480,004)	(15,379,975)
		$(210,344,898)		$(195,293,254)

Net increase (decrease)
Class A	(13,452,836)	$(140,913,967)	(11,321,869)	$(118,535,271)
Class C	(638,646)	(6,782,742)	(986,798)	(10,336,038)
Class R	(79,348)	(842,870)	63,944	676,654
Class R6	2,836	30,268	7,919	83,686
Class S	6,982,638	71,984,888	(1,441,413)	(15,157,893)
Institutional Class	501,080	5,256,904	(1,021,655)	(10,477,481)
		$(71,267,519)		$(153,746,343)

E. Transactions with Affiliates

The Fund mainly invests in Underlying Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund’s transactions with affiliated Underlying Deutsche Funds as of August 31, 2017 is included in a table following the Fund’s Investment Portfolio.

F. Fund Merger

The Board of Trustees of the Deutsche Select Alternative Allocation Fund approved a proposal by the Advisor to effect the merger of the Deutsche

Deutsche Select Alternative Allocation Fund	31

Select Alternative Allocation Fund into Deutsche Real Assets Fund. In connection with the proposed merger, $245,700 of direct costs of the merger were booked to Deutsche Select Alternative Allocation Fund including, but not limited to preparation, printing and mailing of the Prospectus/Proxy Statement, as well as associated legal and accounting expenses.

The proposal will be submitted for approval by shareholders of the Deutsche Select Alternative Allocation Fund at a shareholder meeting to be held on October 26, 2017. Completion of the merger is subject to approval of the merger by shareholders of the Deutsche Select Alternative Allocation Fund. If the proposed merger is approved by shareholders, the merger is expected to occur on or about November 20, 2017 and is expected to be a tax-free reorganization for federal income tax purposes. On the merger date, an investment in the Deutsche Select Alternative Allocation Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Deutsche Real Assets Fund. Therefore, as a result of the merger, shareholders of Deutsche Select Alternative Allocation Fund will become shareholders of the Deutsche Real Assets Fund.

32	Deutsche Select Alternative Allocation Fund

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and the Shareholders of Deutsche Select Alternative Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Select Alternative Allocation Fund (the Fund) (one of the funds constituting the Deutsche Market Trust) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Select Alternative Allocation Fund (one of the funds constituting the Deutsche Market Trust) at August 31, 2017, the results of its

Deutsche Select Alternative Allocation Fund	33

operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 24, 2017

34	Deutsche Select Alternative Allocation Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R shares limited these expenses; had it not done so, expenses would have been higher. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund’s annualized expense ratios used to calculate the expense estimate in the table. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2017 to August 31, 2017).

The table illustrates your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with

Deutsche Select Alternative Allocation Fund	35

balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2017 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/17	$1,031.10	$1,026.40	$1,029.10	$1,032.10	$1,032.10	$1,032.10
Expenses Paid per $1,000*	$3.23	$7.46	$5.27	$2.10	$2.61	$2.41

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/17	$1,022.03	$1,017.85	$1,020.01	$1,023.14	$1,022.63	$1,022.84
Expenses Paid per $1,000*	$3.21	$7.43	$5.24	$2.09	$2.60	$2.40

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Select Alternative Allocation Fund	0.63%	1.46%	1.03%	0.41%	0.51%	0.47%

**	The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

36	Deutsche Select Alternative Allocation Fund

Tax Information	(Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended August 31, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $7,900,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Deutsche Select Alternative Allocation Fund	37

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Select Alternative Allocation Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). The Board also received extensive information throughout the year regarding performance of the Fund.

–	The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

–	Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain

38	Deutsche Select Alternative Allocation Fund

invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being

Deutsche Select Alternative Allocation Fund	39

the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the Fund does not pay any Fund-level investment advisory fees, but does bear an administrative fee. As a result of the administrative fee, the total management fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

40	Deutsche Select Alternative Allocation Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund (which, as noted above, does not pay any investment advisory fees), but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and

Deutsche Select Alternative Allocation Fund	41

the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

42	Deutsche Select Alternative Allocation Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	95	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	98	—

Deutsche Select Alternative Allocation Fund	43

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	95	Portland General Electric[2] (utility company) (2003–present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	95	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	95	—

44	Deutsche Select Alternative Allocation Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	95	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	95	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	95	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	95	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present); Director, BioTelemetry Inc.[2] (health care) (2009–present)

Deutsche Select Alternative Allocation Fund	45

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	95	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	95	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc.
(2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company

46	Deutsche Select Alternative Allocation Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 60 Wall Street, New York, NY 10005.

[7]	Address: One Beacon Street, Boston, MA 02108.

[8]	Address: 222 South Riverside Plaza, Chicago, IL 60606.

[9]	Address: 345 Park Avenue, New York, New York 10154.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Deutsche Select Alternative Allocation Fund	47

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The fund’s portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

48	Deutsche Select Alternative Allocation Fund

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SELAX	SELEX	SELSX	SELIX
CUSIP Number	25159K 606	25159K 507	25159K 408	25159K 309
Fund Number	488	788	2088	1488

For shareholders of Class R and R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

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Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SELRX	SELUX
CUSIP Number	25159K 101	25159K 697
Fund Number	1588	1688

Deutsche Select Alternative Allocation Fund	49

Notes

DSAAF-2

(R-023992-7 10/17)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Select alternative allocation fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$60,346	$3,500	$5,549	$0
2016	$61,578	$0	$5,662	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing and the above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$502,238	$0
2016	$0	$539,941	$49,243

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$5,549	$502,238	$606,585	$1,114,372
2016	$5,662	$589,184	$595,469	$1,190,315

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2017 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

5.)       On July 11, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

6.)       On July 11, 2017, EY informed the Audit Committee that EY had identified an independence breach where EY maintains a lending relationship with an entity that owned for a period of time greater than 10% of the shares of an investment company within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship was inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY and was not able to assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

7.)       On October 24, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matter that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of a financial relationship held by a covered person within EY and its affiliates that was in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breach was corrected promptly and that the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, and (iii) were not for services directly for the Fund.

EY advised the Audit Committee that the above described matter did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

8.)       On October 24, 2017, EY informed the Audit Committee that EY had identified independence breaches where EY maintains lending relationships with entities that own greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships were inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Select Alternative Allocation Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	10/30/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	10/30/2017